                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 15, 2003

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          MICHIGAN                                             38-2505723
(STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
        INCORPORATION)                                  IDENTIFICATION NUMBER)
                                     0-24676
                            (COMMISSION FILE NUMBER)



                1150 ELIJAH MCCOY DRIVE, DETROIT, MICHIGAN 48202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (313) 871-8400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     October 15, 2003 Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 15, 2003, registrant announced its results of operations for the third quarter ended September 30, 2003 as set forth in the press release included as Exhibit 99.1 hereto.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 17, 2003

                                              CARACO PHARMACEUTICAL
                                              LABORATORIES, LTD.
                                              (REGISTRANT)



                                              By: /s/ Jitendra N. Doshi
                                                  ------------------------------
                                                    Jitendra N. Doshi, CEO

                                  EXHIBIT INDEX


Exhibit:                   Description:

99.1                       October 15, 2003 Press Release



                                       3